NUMBER                                                              SHARES


                            GOLDEN GATE HOMES, INC.
              Incorporated Under the Laws of the State of Delaware
                                                                See the reverse
                                                                for certain
                                                                definitions
                                COMMON STOCK               CUSIP 381047 10 9

THIS CERTIFIES THAT:




IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.0001 PAR VALUE EACH OF =============================GOLDEN GATE HOMES, INC.============================
transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Delaware, and to the Certificate of Incorporation and the Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

DATED:                         SEAL           Countersigned  by:
                                              CONTINENTAL STOCK TRANSFER & TRUST
                                              COMPANY
                                                       JERSEY CITY, NJ
                                                       TRANSFER AGENT

                 CHAIRMAN                    CHIEF EXECUTIVE OFFICER

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws and regulations:

TEN COM - as tenants in common                UNIF GIFT MIN ACT -  Custodian
TEN ENT - as tenants by the entireties                       (Cust)      (Minor)
JT TEN  - as joint tenants with right         under the Uniform Gifts to
          of suvivorship and not as           Minors Act ________
          tenants in common                               State

    Additional abbreviations may also be used though not in the above list.

     For Value Received, _____________hereby sell, assign and transfer unto

[PLEASE INSERT SOCIAL SECURITY
 NUMBER OR OTHER IDENTIFYING
 NUMBER OF ASSIGNEE]
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    Please print or type name and address, including ZIP code, of assignee
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shares of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________

                                        ________________________________________
                                        NOTICE: the signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatsoever.

The Corporation will furnish to any stockholder, upon request and without charge, a full statement of the designations, relative rights, preferences and limitations of the shares of each class and series authorized to be issued, so far as the same have been determined, and of the authority, if any, of the Board to divide the shares into classes or series and to determine and change the relative rights, preferences and limitations of any class or series. Such request may be made to the Secretary of the Corporation or to the Transfer Agent named on this certificate.
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The  signature to the assignment must correspond to the name as written upon the face of this certificate in every particular, without alteration or enlargement or any change whatsoever, and must be guaranteed by a commercial bank or trust company or a member firm of a national or regional or other recognized stock exchange in conformance with a signature guarantee medallion program.